EXHIBIT 99.1	DISCLOSURES REQUIRED BY RULE 15GA-2 FOR AMC DILIGENCE, LLC

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

TPMT Trust 2015-3
By
American Mortgage Consultants, Inc.

July 15, 2015

PROJECT SCOPE AND PROCEDURES

A.	Compliance Review

Review and methodology.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures,

b)	(b) TIL Disclosure (§§1026.17, 18 and 19):

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

630 3rd Avenue Suite 1601 New York, NY 10017	4700 S. Syracuse Street Suite 250 Denver, CO 80237	3 Hawthorn Parkway Suite 235 Vernon Hills, IL 60061	10000 North Central Expressway Suite 225 Dallas, TX 75231	12467 Telecom Dr. Tampa FL, 33637

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7):

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable;

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7):

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

630 3rd Avenue Suite 1601 New York, NY 10017	4700 S. Syracuse Street Suite 250 Denver, CO 80237	3 Hawthorn Parkway Suite 235 Vernon Hills, IL 60061	10000 North Central Expressway Suite 225 Dallas, TX 75231	12467 Telecom Dr. Tampa FL, 33637

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed;

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06

(IV) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(V) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(VI) Federal and state specific late charge and prepayment penalty provisions.

 (VII) Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

•	Initial application (1003);
•	Sales contract;
•	Hazard and/or flood insurance policies;
•	Copy of note for any junior liens
•	Appraisal;
•	Title/Preliminary Title
•	Initial TIL
•	Final 1003
•	Final TIL
•	HUD from sale of previous residence
•	Initial and final GFE’s
•	Changed circumstance documentation
•	Final HUD-1

630 3rd Avenue Suite 1601 New York, NY 10017	4700 S. Syracuse Street Suite 250 Denver, CO 80237	3 Hawthorn Parkway Suite 235 Vernon Hills, IL 60061	10000 North Central Expressway Suite 225 Dallas, TX 75231	12467 Telecom Dr. Tampa FL, 33637

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

•	Right of Rescission Disclosure
•	Mortgage/Deed of Trust
•	Note
•	Mortgage Insurance
•	Tangible Net Benefit Disclosure
•	Subordination Agreement
•	FACTA disclosures
•	Notice of Special Flood Hazards
•	Certain other disclosures related to the enumerated tests set forth in section 7.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions.  They are recommendations or conclusions based on information provided to AMC.  All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

REVIEW RESULTS AND DEAL NOTES– COMPLIANCE

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on 4,280 mortgage loans.   All of these mortgage loans were purchased by an affiliate of Towd Point Asset Depositor LLC (“Client”) in a bulk transaction.  The mortgage loans are all seasoned that have all been modified.  Over 75% of the mortgage loans in the pool are secured by single family detached residences.  The mortgage loans were originated by multiple originators and have origination dates spanning 11 years.  The review was conducted on behalf of Client and the asset manager for the mortgage loans from March 2015 to May 2015 via files imaged and provided by Client or its designee for review (the “Review”).The mortgage loans in the Review were predominantly seasoned originations, with origination dates between 1988 and 2009.

630 3rd Avenue Suite 1601 New York, NY 10017	4700 S. Syracuse Street Suite 250 Denver, CO 80237	3 Hawthorn Parkway Suite 235 Vernon Hills, IL 60061	10000 North Central Expressway Suite 225 Dallas, TX 75231	12467 Telecom Dr. Tampa FL, 33637

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

(2) Sample size of the assets reviewed.

The Review was conducted on 100% of the securitization loan population. The Review originally consisted of a population of 4,280 mortgage loans with an aggregate original principal balance of approximately $965,288,000.

Subsequent to the Review, Client reduced the population to be submitted for securitization for reasons unknown to AMC. The data and summary below reflect only the 4,239 mortgage loans remaining in the pool with an aggregate principal balance of approximately $958,197,000.

 (3) Determination of the sample size and computation.

The Review was conducted on 100% of the final securitization loan population.

 (4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison included the following data fields:

Address	Appraised Value	Original Balance	City
Combined LTV	DTI	First Payment Date	LTV
Maturity Date	MI Company	MI Coverage %	Last Name
Occupancy	Original PI	Origination Date	Property Type
Loan Purpose	First Rate Cap	Index Rate	Original rate
Number of units

Of 4,239 mortgage loans reviewed, 4,029 mortgage loans or 95.04% of the population had tape discrepancies.  These discrepancies were across 21 data fields.  The large differences in Maturity Date, Original Rate, and Origination Date can likely be attributed to a comparison of the origination data gathered by AMC to data that is reflective of the modification in some fields on the tape.  This is a common discrepancy found in the data tapes provided on modified mortgage loans.  The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this compliance review.

Data Integrity
Field	Number of Loans	Percent of Loans
Address	48	1.13%
Appraised Value	89	2.10%
City	16	0.38%
CLTV	437	10.31%
DTI	1,176	27.74%
First Payment Date	70	1.65%
First Rate Cap	551	13.00%
Index	9	0.21%

630 3rd Avenue Suite 1601 New York, NY 10017	4700 S. Syracuse Street Suite 250 Denver, CO 80237	3 Hawthorn Parkway Suite 235 Vernon Hills, IL 60061	10000 North Central Expressway Suite 225 Dallas, TX 75231	12467 Telecom Dr. Tampa FL, 33637

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

Data Integrity
Field	Number of Loans	Percent of Loans
Last Name	152	3.59%
Loan Purpose	559	13.19%
LTV	73	1.72%
Maturity Date	2,928	69.07%
MI Company	7	0.17%
MI Coverage	4	0.09%
Number of Units	21	0.50%
Occupancy	54	1.27%
Original Balance	1	0.02%
Original PI	66	1.56%
Original Rate	1,906	44.96%
Origination Date	1,439	33.95%
Property Type	383	9.04%

(5) Grading and Exception Summary

NRSRO Grade	# of Loans	Percentage of Loans
A	2,590	61.1%
B	1,172	27.65%
C	71	1.67%
D	406	9.58%
Grand Total	4,239	100.0%

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer.  The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

Though 300 mortgage loans had prepayment penalties that violated state regulations, all of these loans were aged past the prepayment penalty period.  All TILA finance charge tolerance exceptions were cited, but many of the exceptions were cured at or just after closing.  The cure is reflected in the above grading table as a “B”.

630 3rd Avenue Suite 1601 New York, NY 10017	4700 S. Syracuse Street Suite 250 Denver, CO 80237	3 Hawthorn Parkway Suite 235 Vernon Hills, IL 60061	10000 North Central Expressway Suite 225 Dallas, TX 75231	12467 Telecom Dr. Tampa FL, 33637

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

Exception Summary
Exception	Number of Loans	Percent of Loans
Missing FACTA disclosure	1,117	26.35%
Prepayment penalty not allowed per state	300	7.08%
Finance charge not within tolerance	181	4.27%
Missing final HUD-1	81	1.91%
State loan - not compliant	46	1.09%
Late charge not allowed per state	38	0.90%
RTC violation - expiration date not 3 days after the later of signature date and transaction date	28	0.66%
Missing final TIL	22	0.52%
RTC violation - disbursement date prior to RTC expiration date	19	0.45%
Incomplete/Illegible HUD-1 in file	17	0.40%
Missing Right to Cancel form	14	0.33%
Ohio Consumer Sales Practices Act violation	15	0.35%
APR not within tolerance	11	0.26%
Final TIL in file not signed by all vested parties	10	0.24%
Incomplete/Illegible FACTA	9	0.21%
Incomplete/Illegible final TIL in file	8	0.19%
Error on final TIL	7	0.17%
HUD-1 in file is estimated	7	0.17%
Error on RTC	6	0.14%
Payment amount calculated for payment stream does not match the original payment on the note	5	0.12%
Right to Cancel in file not signed by all vested parties	4	0.09%
Error on final HUD-1	3	0.07%
Incomplete/Illegible RTC in file	3	0.07%
Required FACTA information not in file	3	0.07%
RTC to be on H-8 form - not same lender refi	2	0.05%
State compliance violation	2	0.05%
CO House Bill 1322 - not compliant	1	0.02%
Federal Higher-Priced Mortgage loan (2009) - compliant	1	0.02%
Missing initial GFE	1	0.02%
Missing initial TIL	1	0.02%
Missing loan program disclosure	1	0.02%
VT additional test fails	1	0.02%

630 3rd Avenue Suite 1601 New York, NY 10017	4700 S. Syracuse Street Suite 250 Denver, CO 80237	3 Hawthorn Parkway Suite 235 Vernon Hills, IL 60061	10000 North Central Expressway Suite 225 Dallas, TX 75231	12467 Telecom Dr. Tampa FL, 33637

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

COLLECTION COMMENT HISTORY REVIEW SUMMARY

Each of the 87 mortgage loans in the collection comment random sample population had complete collection comment history provided. All mortgage loans included in the sample were performing and 2 mortgage loans showed evidence of property damage, 1 mortgage loan showed evidence of deceased borrower(s), and no material issues were identified on the remaining 84 mortgage loans.

PAYMENT HISTORY REVIEW SUMMARY

Of the 4,239 mortgage loans in the payment history random sample population, 3,815 mortgage loans had complete 36 month payment histories provided and 424 mortgage loans had complete 84 month payment histories provided. No material issues were noted within the payment history of the 4,239 payment histories of the random sample populations.

BROKER PRICE OPINION REVIEW SUMMARY

AMC reviewed 881 mortgage loans selected by Client. All 881 addresses were confirmed as the same between the original appraisal in the loan file and the actual BPO. One value differed between the data tape and the actual BPO (which was higher than the data tape).

ADDITIONAL LOAN POPULATION SUMMARY

Purpose of Loan
Purpose	# of Loans	Percentage of Loans

REFI CASHOUT	2,912	68.70%
PURCHASE	758	17.88%
REFI R/T	553	13.05%
DEBT CONSOLIDATION	9	0.21%
HOME IMPROVEMENT	3	0.07%
LIMITED CASH-OUT REFI (GSE)	2	0.05%
CONSTRUCTION/PERM	1	0.02%
STREAMLINED REFI	1	0.02%

630 3rd Avenue Suite 1601 New York, NY 10017	4700 S. Syracuse Street Suite 250 Denver, CO 80237	3 Hawthorn Parkway Suite 235 Vernon Hills, IL 60061	10000 North Central Expressway Suite 225 Dallas, TX 75231	12467 Telecom Dr. Tampa FL, 33637

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

Property Type
Property Type	# of Loans	Percentage of Loans

SINGLE FAMILY DETACHED	3,234	76.29%
SINGLE FAMILY ATTACHED	32	0.75%
2 FAMILY	81	1.91%
3 FAMILY	12	0.28%
4 FAMILY	7	0.17%
PUD	488	11.51%
PUD Attached	28	0.66%
TOWNHOUSE	22	0.52%
CONDO	303	7.1500%
COOP	8	0.19%
MANUFACTURED HOUSING	4	0.09%
MOBILE HOME	1	0.02%
UNKNOWN	19	0.45%

Lien Position
Lien Position	# of Loans	Percentage of Loans
1st Position	4,239	100%
2nd Position	0	0%

Loan Term
Loan Term	# of Loans	Percentage of Loans
84	1	0.02%
180	37	0.87%
210	2	0.05%
216	1	0.02%
223	1	0.02%
228	1	0.02%
240	94	2.22%
252	1	0.02%
288	2	0.05%
294	1	0.02%
300	34	0.80%
310	2	0.05%
312	1	0.02%
314	1	0.02%
318	1	0.02%
324	6	0.14%
326	1	0.02%
330	1	0.02%

630 3rd Avenue Suite 1601 New York, NY 10017	4700 S. Syracuse Street Suite 250 Denver, CO 80237	3 Hawthorn Parkway Suite 235 Vernon Hills, IL 60061	10000 North Central Expressway Suite 225 Dallas, TX 75231	12467 Telecom Dr. Tampa FL, 33637

SUPERIOR ANALYSIS & EXPERTISE….YOUR WINNING STRATEGY

336	7	0.17%
338	1	0.02%
339	1	0.02%
340	2	0.05%
343	2	0.05%
344	1	0.02%
347	2	0.05%
348	4	0.09%
360	3999	94.34%
480	32	0.75%

Amortization Type
Amortization Type	# of Loans	Percentage of Loans
ARM	1,099	25.93%
Fixed	3,140	74.07%

OVERALL OBSERVATIONS

All files were presented in a consistent and well organized order. All files contained the vast majority of the documents required for review and were presented in a consistent and well organized stacking order.

630 3rd Avenue Suite 1601 New York, NY 10017	4700 S. Syracuse Street Suite 250 Denver, CO 80237	3 Hawthorn Parkway Suite 235 Vernon Hills, IL 60061	10000 North Central Expressway Suite 225 Dallas, TX 75231	12467 Telecom Dr. Tampa FL, 33637